UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2025 (December 19, 2025)

Tectonic Financial, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-38910	82-0764846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16200 Dallas Parkway, Suite 190

Dallas, Texas 75248

(Address of principal executive offices) (Zip Code)

(972) 720-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Series B preferred stock, par value $0.01 per share	TECTP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On December 19, 2025, Tectonic Financial, Inc. (the “Company”) entered into a Separation Agreement and Plan of Distribution (the “Separation Agreement”) with Tectonic Advisors, LLC, a Texas limited liability company and wholly owned subsidiary of the Company (“Spinco”), and certain equity owners (the “TA Continuing Shareholders”) of Cain Watters & Associates, LLC (“Cain Watters”). Cain Watters also joined in the Separation Agreement.

The Separation Agreement

The Separation Agreement provides for a series of transactions pursuant to which, among other things, the Company will separate the business, operations, assets and liabilities of Spinco (the “Spinco Business”) from the Company’s organizational structure and transfer the Spinco Business to Spinco, subject to the terms and conditions set forth in the Separation Agreement (the “Separation”). After the Separation, the Company will distribute all of the equity interests of Spinco to the TA Continuing Shareholders, subject to the terms and conditions set forth in the Separation Agreement (the “Distribution”).

Pursuant to the Separation Agreement and in connection with the Distribution, the Company will distribute 100% of the membership interests in Spinco to the TA Continuing Shareholders in exchange for (i) 1.53 million shares of common stock of the Company, par value $0.01 per share (representing 22.25% of the fully diluted issued and outstanding shares of common stock of the Company as of the date hereof), currently owned by the TA Continuing Shareholders, and (ii) a promissory note issued by Spinco and payable to the Company in the amount of $35 million (the “Promissory Note”), which shall be unconditionally guaranteed by Cain Watters.

In accordance with the terms of the Separation Agreement, Spinco will refinance the Promissory Note immediately following the Distribution pursuant to a binding commitment from a third-party commercial bank. Proceeds from such refinancing will be used by Spinco to payoff the Promissory Note with the Company. The Company intends to use the proceeds from such payoff for general corporate purposes, which may include the repayment of all or a portion of its $12 million in principal of subordinated debt, the redemption of all or a portion of its $17.25 million in outstanding Series B Noncumulative Perpetual Preferred Stock, and the repurchase of shares of the Company’s common stock. Any such repayment and/or redemption shall be subject to approval by the Company’s board of directors and regulatory approval, as applicable.

Consummation of the transactions contemplated by the Separation Agreement, including the Distribution, are subject to various conditions, including, among other things, (1) the Company’s receipt of a tax opinion from Hunton Andrews Kurth LLP, (2) compliance with laws and material agreements binding upon the parties, (3) the completion of all required securities filings, (4) the receipt of necessary consents and approvals, (5) the absence of legal restraints to consummate the transactions, (6) no event shall have occurred which, in the judgment of the Company’s board of directors, would make it inadvisable to consummate the transactions, and (7) the execution and delivery of certain ancillary agreements and amendments.

In addition to the foregoing, the Separation Agreement also contains numerous other provisions relating to certain ongoing relationships among the parties, including indemnification, freedom to compete, sharing of information, treatment of nonpublic information, human resources, information technology, corporate records and dispute resolution.

The Separation and Distribution are intended to be tax-free to the Company and the TA Continuing Shareholders for U.S. federal income tax purposes, except for the cash proceeds received by the Company from the payoff of the Promissory Note.

The foregoing summary of the Separation Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Separation Agreement, which is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

In connection with the Distribution, the Company and Spinco have also entered into certain ancillary agreements, including a Tax Matters Agreement, Transition Services Agreement, and amendments to various intercompany service arrangements.

Tax Matters Agreement

On December 19, 2025, the Company entered into a Tax Matters Agreement (the “Tax Matters Agreement”) with Spinco that governs the Company’s and Spinco’s respective rights, responsibilities, and obligations after the consummation of the transactions contemplated by the Separation Agreement with respect to taxes. The foregoing summary of the Tax Matters Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Tax Matters Agreement, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Transition Services Agreement

On December 19, 2025, the Company entered into a Transition Services Agreement (“Transition Services Agreement”) with Spinco pursuant to which the Company and Spinco agree to provide various services to the other party after the consummation of the transactions contemplated by the Separation Agreement, including services relating to human resources and the professional employer organization, technology, custom software and application support, financials, and compliance services. The foregoing summary of the Transition Services Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Transition Services Agreement, which is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Second Amendment to Support Services Agreement

In connection with the transactions contemplated by the Separation Agreement, on December 19, 2025, Cain Watters and Spinco entered into a Second Amendment to Support Services Agreement (the “Second Amendment”), pursuant to which the Company was made a third-party beneficiary solely with respect to Section 5 of such Second Amendment. The Second Amendment, which only becomes effective upon the consummation of the Distribution, further amends the Support Services Agreement, dated February 5, 2015, as amended, by and between Spinco and Cain Watters, to, among other things, remove references to A. Haag Sherman from such Support Services Agreement and provide that the transactions contemplated by the Separation Agreement do not constitute a “change of control” of Spinco, as defined in the Support Services Agreement. A copy of the Second Amendment is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Third Amendment to Cain Watters – T Bank Agreement

In connection with the transactions contemplated by the Separation Agreement, on December 19, 2025, Cain Watters and T Bank, N.A. (“T Bank”) entered into a Third Amendment to the Agreement (the “Third Amendment to CWA – T Bank Agreement”). The Third Amendment to CWA – T Bank Agreement, which only becomes effective upon the consummation of the Distribution, further amends the Agreement dated as of August 23, 2013 (the “CWA – T Bank Agreement”), by and between CWA and T Bank to, among other things, provide for a five year term with automatic one-year renewals thereafter, remove the automatic termination trigger upon the termination of the Investment Advisory Agreement (as defined in the CWA – T Bank Agreement) and to provide T Bank with continued access to certain systems, tools, and support resources, solely for the purpose of enabling T Bank to provide trust, recordkeeping, client service, and related administrative services to Cain Watters and its clients. A copy of the Third Amendment to CWA – T Bank Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Fourth Amendment to Amended and Restated Investment Advisory Agreement

In connection with the transactions contemplated by the Separation Agreement, on December 19, 2025, Spinco and T Bank entered into a Fourth Amendment to Amended and Restated Investment Advisory Agreement (the “Fourth Amendment to Investment Advisory Agreement”). The Fourth Amendment to Investment Advisory Agreement, which only becomes effective upon the consummation of the Distribution, further amends the Investment Advisory Agreement, dated as of April 27, 2006 (the “Investment Advisory Agreement”), by and between Spinco and T Bank to, among other things, provide that the transactions contemplated by the Separation Agreement do not constitute a “Change of Control,” an “assignment” (each as defined in the Investment Advisory Agreement), or any other event giving rise to any termination right under Section 11.02(h) of the Investment Advisory Agreement or any related provision thereof. A copy of the Third Amendment to CWA – T Bank Agreement is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

The above descriptions of the Separation Agreement, the Tax Matters Agreement, the Transition Services Agreement, the Second Amendment to Support Services Agreement, the Third Amendment to Cain Watters – T Bank Agreement and the Fourth Amendment to the Amended and Restated Investment Advisory Agreement have been included, to provide investors and shareholders with information regarding the terms of such agreements. They are not intended to provide any other factual information about the Company or the other parties thereto, or their respective subsidiaries or affiliates. Certain of the agreements contain representations and warranties of the parties as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the parties to such agreement and may be subject to important qualifications and limitations agreed by the parties in connection with negotiating the terms of such agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. For the foregoing reasons, such representations and warranties should not be relied upon as statements of factual information.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In connection with the Distribution, Steven B. Clapp and Thomas Sanders, both of whom are directors of the Company, equity owners of Cain Watters, and TA Continuing Shareholders, abstained from the vote of the Board of Directors to approve the Separation Agreement and the transactions contemplated thereby. Each of Mr. Clapp and Mr. Sanders has notified the Board of Directors of his intention to resign from the Board of Directors of the Company, T Bancshares, Inc., T Bank, N.A. and any and all positions with any of the foregoing or subsidiaries thereof effective immediately following the closing of the Distribution. There are no disagreements between such directors and the Company, T Bancshares, Inc. or T Bank, N.A. on any matter relating to the operations, policies, or practices of the Company, T Bancshares, Inc., or T Bank, N.A. (as the case may be).

Item 8.01 Other Events

In connection with the Separation and Distribution, the Company has established a new wholly-owned registered investment adviser subsidiary, Tectonic Capital Advisors, LLC (“TAC”). TAC is registered with the U.S. Securities and Exchange Commission and will provide portfolio management and related advisory services and family office following the consummation of the transactions contemplated by the Separation Agreement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

2.1	Separation and Distribution Agreement dated December 19, 2025 (Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.)

10.1	Tax Matters Agreement (Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.)

10.2	Transition Services Agreement (Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.)

10.3	Second Amendment to Support Services Agreement by and between Cain Watters & Associates, LLC and Tectonic Advisors, LLC, dated December 19, 2025

10.4	Third Amendment to the Agreement by and between T Bank, N.A. and Cain Watters & Associates, LLC, dated December 19, 2025 (Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.)

10.5	Fourth Amendment to the Amended and Restated Investment Advisory Agreement by and between T Bank, N.A. and Tectonic Advisors, LLC, dated December 19, 2025

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2025	TECTONIC FINANCIAL, INC.

	By:	/s/ A. Haag Sherman
	Name:	A. Haag Sherman
	Title:	Chief Executive Officer

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